Exhibit 10.1

WAIVER AND FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

This Waiver and First Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of January 13, 2017, by and between WESTERN ALLIANCE BANK, an Arizona corporation (“Bank”) and VIVEVE MEDICAL, INC., a Delaware corporation (“Parent”), and VIVEVE, INC., a Delaware corporation (“Viveve”) (individually and collectively, jointly and severally, “Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as of June 20, 2016, as amended from time to time (the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

Borrower is currently in default pursuant to Section 8.2(a) of the Agreement due to Borrower’s failure to comply with the Performance to Plan; Minimum Cash covenant set forth in Section 6.8 of the Agreement for the measuring periods ending October 31, 2016 and November 30, 2016 (the “Existing Covenant Default”).

NOW, THEREFORE, the parties agree as follows:

1.     The following defined term in Section 1.1 of the Agreement hereby is amended and restated as follows:

“Final Payment Percentage” is four percent (4.00%).

2.     Section 6.8 of the Agreement hereby is amended and restated in its entirety to read as follows:

“6.8     Financial Covenants.

(a)     Performance to Plan. Borrower’s actual trailing three-month revenues, as of any date of determination, shall be no less than eighty percent (80%) of Borrower’s projected revenues (the “Revenue Covenant”), delivered to Bank prior to the Closing Date and dated March 3, 2016 (for such measurement periods through December 31, 2016; Projections for periods thereafter shall be delivered to and approved in writing by Bank, provided that such updated Projections shall be delivered to Bank no later than January 31 of each year during the term hereof); provided that Borrower shall not be required to comply with the Revenue Covenant as long as Borrower at all times maintains a ratio of (i) minimum unrestricted cash in accounts with Bank to (ii) Indebtedness, of at least 1.25 to 1.00.

(b)     Minimum Liquidity.     At all times until Borrower maintains a ratio of (i) minimum unrestricted cash in accounts with Bank to (ii) Indebtedness, of at least 1.25 to 1.00, Borrower shall maintain at all times unrestricted cash in accounts with Bank in an amount equal to or greater than Two Million Dollars ($2,000,000) (it being understood and agreed that once the Borrower achieves a ratio of (i) minimum unrestricted cash in accounts with Bank to (ii) Indebtedness, of at least 1.25 to 1.00, this Section 6.8(b) shall no longer apply, notwithstanding that such ratio is not achieved in any future period).”

3.     Exhibit C of the Agreement hereby is replaced with Exhibit C attached hereto.

4.     Borrower hereby acknowledges and Bank hereby waives the Existing Covenant Default, as well as any Event of Default pursuant to Section 8.8 resulting from Borrower’s misrepresentation that no Default or Event of Default existed under the Agreement in connection with the Existing Covenant Default (collectively, the “Designated Defaults”).

5.     Except for the waiver of the Designated Defaults under this Amendment, no course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right with respect to any Event of Default, other than the Designated Defaults. Except as expressly provided herein, Bank’s failure at any time to require strict performance by Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.

6.     Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

7.     Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that, after giving effect to this Amendment, no Event of Default has occurred and is continuing.

8.     As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)     this Amendment, duly executed by Borrower;

(b)     a Certificate of the Secretary of Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment; and

(c)     all reasonable Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrower's accounts.

9.     This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

Viveve Medical, Inc., a Delaware corporation By: /s/ Scott Durbin Name: Scott Durbin Title: CFO Viveve, Inc., a Delaware corporation By: /s/ Scott Durbin Name: Scott Durbin Title: CFO
Western Alliance Bank, an Arizona corporation By: /s/ Bill Wickline Name: Bill Wickline Title: VP, Director of Portfolio Management

[Signature Page to First Amendment to Loan and Security Agreement]

Exhibit C

Compliance Certificate

TO:	WESTERN ALLIANCE BANK, an Arizona corporation

FROM:	VIVEVE MEDICAL, INC., for itself and on behalf of VIVEVE, INC.

The undersigned authorized officer of VIVEVE MEDICAL, INC., for itself and on behalf of VIVEVE, INC., hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (i) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof, provided, however, those representations and warranties expressly referring to a particular date are true and correct in all material respects as of such date. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Annual financial statements (CPA Audited)	FYE within 90 days	Yes	No

Monthly financial statements and Compliance Certificate	Prior to each Credit Extension, and monthly within 30 days	Yes	No

10K and 10Q	(as applicable)	Yes	No

Annual operating budget, sales projections and operating plans approved by board of directors	Annually no later than January 31 of each fiscal year	Yes	No

Deposit balances with Bank	$ ___________________
Deposit balance outside Bank	$ ___________________

Cash Covenant	Required	Actual	Complies

Unrestricted Cash to Indebtedness Ratio	At least 1.25 to 1.00	_____ to 1.00	Yes	No

If “No” to Cash Covenant Compliance then complete the following:

Revenue Covenant	Required	Actual	Complies

Performance to Plan (monthly; T3M)	At least 80% of projections (dated 3/3/2016 for measurement periods through 12/31/16)%		Yes	No
Minimum Liquidity	At least $2,000,000	$___________	Yes	No

Comments Regarding Exceptions: See Attached.	BANK USE ONLY

Received by: _________________________________________________
Sincerely,	AUTHORIZED SIGNER

Date: ________________________________________________________

___________________________________________	Verified: _____________________________________________________
SIGNATURE	AUTHORIZED SIGNER

___________________________________________	Date: ________________________________________________________
TITLE
	Compliance Status	Yes No
___________________________________________
DATE

Corporate Resolutions to Borrow

Borrower: VIVEVE MEDICAL, INC.	Date: January 13, 2017

I, the undersigned Secretary or Assistant Secretary of VIVEVE MEDICAL, INC. (the “Corporation”), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of the State of Delaware.

I FURTHER CERTIFY that attached hereto as Attachments 1 and 2 are true and complete copies of the Certificate of Incorporation, as amended, and the Restated Bylaws of the Corporation, each of which is in full force and effect on the date hereof.

I FURTHER CERTIFY that at a meeting of the Directors of the Corporation, duly called and held, at which a quorum was present and voting (or by other duly authorized corporate action in lieu of a meeting), the following resolutions (the “Resolutions”) were adopted.

BE IT RESOLVED, that any one (1) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:

NAMES	POSITION	ACTUAL SIGNATURES

acting for and on behalf of this Corporation and as its act and deed be, and they hereby are, authorized and empowered:

Borrow Money. To borrow from time to time from Western Alliance Bank, an Arizona corporation (“Bank”), on such terms as may be agreed upon between the officers, employees, or agents of the Corporation and Bank, such sum or sums of money as in their judgment should be borrowed, without limitation.

Execute Loan Documents. To execute and deliver to Bank that certain Loan and Security Agreement dated as of June 20, 2016 (as amended from time to time, including by that certain First Amendment to Loan and Security Agreement dated as of January 13, 2017, the “Loan Agreement”) and any other agreement entered into between Corporation and Bank in connection with the Loan Agreement, including any amendments, all as amended or extended from time to time (collectively, with the Loan Agreement, the “Loan Documents”), and also to execute and deliver to Bank one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for the Loan Documents, or any portion thereof.

Grant Security. To grant a security interest to Bank in the Collateral described in the Loan Documents, which security interest shall secure all of the Corporation’s Obligations, as described in the Loan Documents.

Negotiate Items. To draw, endorse, and discount with Bank all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of the Corporation with Bank, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

Warrants. To issue Bank warrants to purchase the Corporation’s capital stock.

Letters of Credit. To execute letter of credit applications and other related documents pertaining to Bank’s issuance of letters of credit.

Corporate Credit Cards. To execute corporate credit card applications and agreements and other related documents pertaining to Bank’s provision of corporate credit cards.

Further Acts. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Bank may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Bank. Any such notice shall not affect any of the Corporation’s agreements or commitments in effect at the time notice is given.

I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set forth opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

IN WITNESS WHEREOF, I have hereunto set my hand on the date set forth above and attest that the signatures set opposite the names listed above are their genuine signatures.

CERTIFIED AND ATTESTED BY:

X _____________________________________
Secretary or Assistant Secretary of Borrower

ATTACHMENT A

CERTIFICATE OF INCORPORATION

ATTACHMENT B

BYLAWS OF THE CORPORATION

Corporate Resolutions to Borrow

Borrower: VIVEVE, INC.	Date: January 13, 2017

I, the undersigned Secretary or Assistant Secretary of VIVEVE, INC. (the “Corporation”), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of the State of Delaware.

I FURTHER CERTIFY that attached hereto as Attachments 1 and 2 are true and complete copies of the Certificate of Incorporation, as amended, and the Restated Bylaws of the Corporation, each of which is in full force and effect on the date hereof.

I FURTHER CERTIFY that at a meeting of the Directors of the Corporation, duly called and held, at which a quorum was present and voting (or by other duly authorized corporate action in lieu of a meeting), the following resolutions (the “Resolutions”) were adopted.

BE IT RESOLVED, that any one (1) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:

NAMES	POSITION	ACTUAL SIGNATURES

acting for and on behalf of this Corporation and as its act and deed be, and they hereby are, authorized and empowered:

Borrow Money. To borrow from time to time from Western Alliance Bank, an Arizona corporation (“Bank”), on such terms as may be agreed upon between the officers, employees, or agents of the Corporation and Bank, such sum or sums of money as in their judgment should be borrowed, without limitation.

Execute Loan Documents. To execute and deliver to Bank that certain Loan and Security Agreement dated as of June 20, 2016 (as amended from time to time, including by that certain First Amendment to Loan and Security Agreement dated as of January 13, 2017, the “Loan Agreement”) and any other agreement entered into between Corporation and Bank in connection with the Loan Agreement, including any amendments, all as amended or extended from time to time (collectively, with the Loan Agreement, the “Loan Documents”), and also to execute and deliver to Bank one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for the Loan Documents, or any portion thereof.

Grant Security. To grant a security interest to Bank in the Collateral described in the Loan Documents, which security interest shall secure all of the Corporation’s Obligations, as described in the Loan Documents.

Negotiate Items. To draw, endorse, and discount with Bank all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of the Corporation with Bank, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

Letters of Credit. To execute letter of credit applications and other related documents pertaining to Bank’s issuance of letters of credit.

Corporate Credit Cards. To execute corporate credit card applications and agreements and other related documents pertaining to Bank’s provision of corporate credit cards.

Further Acts. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Bank may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Bank. Any such notice shall not affect any of the Corporation’s agreements or commitments in effect at the time notice is given.

I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set forth opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

IN WITNESS WHEREOF, I have hereunto set my hand on the date set forth above and attest that the signatures set opposite the names listed above are their genuine signatures.

CERTIFIED AND ATTESTED BY:

X ___________________________________
Secretary or Assistant Secretary of Borrower

ATTACHMENT A

CERTIFICATE OF INCORPORATION

ATTACHMENT B

BYLAWS OF THE CORPORATION